Property, plant and equipment	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about property, plant and equipment [abstract]
Property, plant and equipment
12. Property, plant and equipment

	Land and buildings	Plant and equipment	Capital works in progress	Mineral properties	Pre-development properties	Total
Cost
Balance at January 1, 2024	$257,480	$2,764,413	$112,543	$4,042,553	$242,825	$7,419,814
Additions/transfers	4,903	40,339	109,435	468,395	(952)	622,120
(Write-down) reversal of assets	(1,403)	523	(1,946)	(682)	—	(3,508)
Other movements/transfers	21,446	70,740	(100,867)	(2,782)	(12)	(11,475)
Assets reclassified as held for sale	—	—	—	—	1,217	1,217
Disposals	—	(2,389)	—	(87)	(296)	(2,772)
Capitalized interest	—	—	—	33,839	—	33,839
Balance at December 31, 2024	$282,426	$2,873,626	$119,165	$4,541,236	$242,782	$8,059,235

Balance at January 1, 2025	$282,426	$2,873,626	$119,165	$4,541,236	$242,782	$8,059,235
Additions/transfers	10,070	84,744	188,039	701,553	4,684	989,090
Write-down of assets	—	—	—	(247)	—	(247)
Other movements/transfers	6,647	153,809	(163,559)	(439)	79	(3,463)
Disposals	(66)	(10,173)	—	(464)	(2,832)	(13,535)
Capitalized interest	—	—	—	50,596	—	50,596
Balance at December 31, 2025	$299,077	$3,102,006	$143,645	$5,292,235	$244,713	$9,081,676

Accumulated depreciation
Balance at January 1, 2024	$(111,137)	$(1,539,487)	$—	$(2,009,881)	$(3,750)	$(3,664,255)
Depreciation for the year	(17,968)	(160,641)	—	(98,247)	—	(276,856)
Write-down of assets	—	(654)	—	—	—	(654)
Other movements	(35)	(3,165)	—	3,310	(17)	93
Assets reclassified as held for sale	—	—	—	—	(7)	(7)
Disposals	—	1,145	—	—	81	1,226
Balance at December 31, 2024	$(129,140)	$(1,702,802)	$—	$(2,104,818)	$(3,693)	$(3,940,453)

Balance at January 1, 2025	$(129,140)	$(1,702,802)	$—	$(2,104,818)	$(3,693)	$(3,940,453)
Depreciation for the year	(15,724)	(138,014)	—	(110,972)	—	(264,710)
Other movements/transfers	—	2	—	—	(129)	(127)
Disposals	66	9,029	—	—	83	9,178
Balance at December 31, 2025	$(144,798)	$(1,831,785)	$—	$(2,215,790)	$(3,739)	$(4,196,112)

Carrying amounts
At January 1, 2024	$146,343	$1,224,926	$112,543	$2,032,672	$239,075	$3,755,559
At December 31, 2024	$153,286	$1,170,824	$119,165	$2,436,418	$239,089	$4,118,782
Balance at December 31, 2025	$154,279	$1,270,221	$143,645	$3,076,445	$240,974	$4,885,564
12. Property, plant and equipment (continued)
Indicators of impairment
In accordance with the Company’s accounting policies each CGU is assessed for indicators of impairment and impairment reversal, from both external and internal sources, at the end of each reporting period. The recoverable amounts of the Company’s CGUs are based primarily on the net present value of future cash flows expected to be derived from the CGUs. The recoverable amount used by the Company represents each CGU’s FVLCD, a Level 3 fair value measurement, as it was determined to be higher than value in use.
Olympias
At December 31, 2025, the Company identified an indicator of impairment reversal for the Olympias mine ("Olympias") due to sustained higher gold prices and performed an impairment test of the Olympias CGU.
See Note 4 for discussion of judgement used in assumptions and estimates. The significant assumptions used for determining the recoverable amount of the Olympias CGU at December 31, 2025 are reflected in the table below.

	2025	2024
Gold price ($/oz)	$4,000 - $3,000	$2,600 - $2,100
Real discount rate	7.25% - 8.25%	6.75% - 7.75%
VBPP value/oz	$37 - $54/oz	$40 - $60/oz
The assessment as at December 31, 2025 indicated that no impairment reversal is required to be recorded. Changes in any of the assumptions or estimates used in determining the fair values could impact the impairment test. In isolation, a $50/oz increase or decrease in the long-term gold price would approximately result in a $16 million increase or decrease in the recoverable amount, respectively. A 25 basis point increase or decrease in the discount rate would approximately result in a $10 million decrease or increase in the recoverable amount.